LEGG MASON PARTNERS INCOME FUNDS

(the “Fund”)

On behalf of

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Supplement Dated March 2, 2007

to the Prospectus

Dated May 1, 2006

The following information supplements and supersedes any contrary information contained in the Section of the Prospectus titled Dividends, distributions and taxes:

The Fund generally makes monthly distributions, which may include a combination of net investment income and/or currently accumulated net realized capital gains that are otherwise required to be distributed. The Fund makes capital gains distributions at least annually.

FD 04139